Exhibit 99.1

BANC ONE CREDIT CARD MASTER TRUST - SERIES ALLOCATION REPORT

Distribution Date of:        15-Feb-00  For the Monthly Period Ending:        31-Jan-00  Days in Interest Period (30/360)         30
Determined as of:             9-Feb-00  Monthly Period                               63  Days in Interest Period (Act/360)        28

         Beginning                         Total Trust      Investor Interest   Series 1995-A   Series 1995-B      Series 1996-A
-----------------------------            ----------------   -----------------   --------------  --------------     --------------
Pool Balance (Principal)                 4,262,262,576.82
Finance Charges O/S                        156,019,466.52
Excess Funding Account                               0.00

Initial Invested Amount                                      3,860,000,000.00   380,000,000.00  380,000,000.00     500,000,000.00
Invested Amount                                              3,860,000,000.00   380,000,000.00  380,000,000.00     500,000,000.00
Class A Invested Amount                                                         357,200,000.00  357,200,000.00     465,000,000.00
Class B Invested Amount                                                          22,800,000.00   22,800,000.00      35,000,000.00

Principal Funding Account                                       59,533,333.33    59,533,333.33            0.00               0.00

Adjusted Invested Amount                                     3,800,466,666.67   320,466,666.67  380,000,000.00     500,000,000.00
Class A Adjusted Invested Amt                                                   297,666,666.67  357,200,000.00     465,000,000.00
Class B Adjusted Invested Amt                                                    22,800,000.00   22,800,000.00      35,000,000.00
Enhancement Invested Amount                                              0.00             0.00            0.00               0.00

Principal Allocation Pct                          100.00%              90.56%            8.92%           8.92%             11.73%
Principal Collections                      496,759,679.26      449,876,638.85    44,288,373.77   44,288,373.77      58,274,176.02

Floating Allocation Pct                           100.00%              89.17%            7.52%           8.92%             11.73%
Finance Charge Collections                  75,081,563.28       66,946,832.44     5,645,156.27    6,693,861.19       8,807,712.09
Defaulted Amount                            30,671,928.40       27,348,770.61     2,306,129.78    2,734,541.24       3,598,080.58

Interchange Collections                      8,082,668.78        7,206,950.00       607,711.49      720,606.50         948,166.45
Servicer Interchange                                             3,958,819.44       333,819.44      395,833.33         520,833.33

Shared Principal Collections                                   260,630,905.90             0.00   47,022,915.01      61,872,256.60


         Ending                            Total Trust      Investor Interest   Series 1995-A   Series 1995-B      Series 1996-A
-----------------------------            ----------------   -----------------   --------------  --------------     --------------
Pool Balance (Principal)                 4,134,989,349.14
Finance Charges O/S                        158,242,981.27
Excess Funding Account                               0.00

Initial Invested Amount                                      3,860,000,000.00   380,000,000.00  380,000,000.00     500,000,000.00
Invested Amount                                              3,690,000,000.00   380,000,000.00  380,000,000.00     500,000,000.00
Class A Invested Amount                                                         357,200,000.00  357,200,000.00     465,000,000.00
Class B Invested Amount                                                          22,800,000.00   22,800,000.00      35,000,000.00

Principal Funding Account                                      119,066,666.67   119,066,666.67            0.00               0.00

Partial Amortization Amount                                              0.00             0.00            0.00               0.00

Adjusted Invested Amount                                     3,570,933,333.33   260,933,333.33  380,000,000.00     500,000,000.00
Class A Adjusted Invested Amt                                                   238,133,333.33  357,200,000.00     465,000,000.00
Class B Adjusted Invested Amt                                                    22,800,000.00   22,800,000.00      35,000,000.00
Enhancement Invested Amount                                              0.00             0.00            0.00               0.00

Principal Allocation Pct                          100.00%              89.24%            9.19%           9.19%             12.09%
Floating Allocation Pct                           100.00%              86.36%            6.31%           9.19%             12.09%


         Beginning                                            Series 1997-1               Series 1997-2              Seller Interest
-----------------------------                                 --------------              --------------             ---------------
Pool Balance (Principal)
Finance Charges O/S
Excess Funding Account

Initial Invested Amount                                     1,700,000,000.00              900,000,000.00
Invested Amount                                             1,700,000,000.00              900,000,000.00
Class A Invested Amount                                     1,700,000,000.00              900,000,000.00
Class B Invested Amount                                                 0.00                        0.00

Principal Funding Account                                               0.00                        0.00

Adjusted Invested Amount                                    1,700,000,000.00              900,000,000.00              461,795,910.15
Class A Adjusted Invested Amt                               1,700,000,000.00              900,000,000.00                          NA
Class B Adjusted Invested Amt                                           0.00                        0.00                          NA
Enhancement Invested Amount                                             0.00                        0.00                          NA

Principal Allocation Pct                                              39.88%                      21.12%                       9.44%
Principal Collections                                         198,132,198.46              104,893,516.83               46,883,040.41

Floating Allocation Pct                                               39.88%                      21.12%                      10.83%
Finance Charge Collections                                     29,946,221.12               15,853,881.77                8,134,730.84
Defaulted Amount                                               12,233,473.97                6,476,545.04                3,323,157.79

Interchange Collections                                         3,223,765.94                1,706,699.62
Servicer Interchange                                            1,770,833.33                  937,500.00

Shared Principal Collections                                   40,365,672.42              111,370,061.87


         Ending                                               Series 1997-1               Series 1997-2              Seller Interest
-----------------------------                                 --------------              --------------             ---------------
Pool Balance (Principal)
Finance Charges O/S
Excess Funding Account

Initial Invested Amount                                     1,700,000,000.00              900,000,000.00
Invested Amount                                             1,530,000,000.00              900,000,000.00
Class A Invested Amount                                     1,530,000,000.00              900,000,000.00
Class B Invested Amount                                                 0.00                        0.00

Principal Funding Account                                               0.00                        0.00

Partial Amortization Amount                                   170,000,000.00                        0.00

Adjusted Invested Amount                                    1,530,000,000.00              900,000,000.00              564,056,015.81
Class A Adjusted Invested Amt                               1,530,000,000.00              900,000,000.00                          NA
Class B Adjusted Invested Amt                                           0.00                        0.00                          NA
Enhancement Invested Amount                                             0.00                        0.00                          NA

Principal Allocation Pct                                              37.00%                      21.77%                      10.76%
Floating Allocation Pct                                               37.00%                      21.77%                      13.64%

BANC ONE CREDIT CARD MASTER TRUST - SERIES ALLOCATION REPORT

Distribution Date of:        15-Feb-00  For the Monthly Period Ending:        31-Jan-00  Days in Interest Period (30/360)         30
Determined as of:             9-Feb-00  Monthly Period                               63  Days in Interest Period (Act/360)        28

                                                                   Gross Balances of
Minimum Balance Requirement                                        Accounts Delinquent:                    (%)             ($)
---------------------------                                        ---------------------                 --------     --------------
Trust Initial Invested Amount            3,860,000,000.00             30 - 59 days                         1.99%       85,633,142.51
Trust PFA                                   59,533,333.33             60 - 89 days                         1.45%       62,303,632.35
Ending Portfolio Principal Balance       4,134,989,349.14             90 days +                            3.24%      139,127,107.25
                                                                      Total 30 days +                      6.69%      287,063,882.11
Beginning Excess Funding Acct Bal                    0.00
Required Excess Funding Account Deposit              0.00
Excess Funding Account Withdrawal                    0.00
                                                                   Gross Credit Losses                     8.52%       30,257,209.83
Seller's Participation Amt (w/o EFA)       334,522,682.47          Net Credit Losses                       8.64%       30,671,928.40
Required Seller's Interest                 206,749,467.46          Discount Option Receivables                                     0
Required Excess Funding Account Balance              0.00          Discount Percentage                                         0.00%
Seller's Participation Amount              334,522,682.47          Finance Charge Billed - pool                        62,071,749.27
                                                                   Fees Billed - pool                                  11,975,029.45
Fraud Losses reassigned to the Seller                0.00          Interest Earned on Collection Account                2,574,169.24
                                                                   Required Principal Balance                       3,860,000,000.00
                                                                   EFA + Receivables + PFA                          4,194,522,682.47


BANC ONE CREDIT CARD MASTER TRUST - SUMMARY REPORT
Series 1995-A

Distribution Date of:                                                        15-Feb-00
Determined as of:                                                             9-Feb-00
For the Monthly Period Ending:                                               31-Jan-00
Days in Interest Period (30/360)                                                    30
Days in Interest Period (Actual/360)                                                28

                                                                             Beginning               Ending               Change
                                                                             ---------               ------               ------
Pool Balance (Principal)                                              4,262,262,576.82     4,134,989,349.14      (127,273,227.68)
Excess Funding Account                                                            0.00                 0.00                 0.00

Invested Amount                                                         380,000,000.00       380,000,000.00                 0.00
Class A Invested Amount                                                 357,200,000.00       357,200,000.00                 0.00
Class B Invested Amount                                                  22,800,000.00        22,800,000.00                 0.00

Principal Funding Account                                                59,533,333.33       119,066,666.67        59,533,333.33

Adjusted Invested Amount                                                320,466,666.67       260,933,333.33       (59,533,333.33)
Class A Adjusted Invested Amount                                        297,666,666.67       238,133,333.33       (59,533,333.33)
Class B Adjusted Invested Amount                                         22,800,000.00        22,800,000.00                 0.00
Enhancement Invested Amount                                                       0.00                 0.00                 0.00

Reserve Account                                                           1,900,000.00         1,900,000.00                 0.00

Available Cash Collateral Amount                                         32,642,000.00        27,284,000.00        (5,358,000.00)
Available Shared Collateral Amount                                       28,842,000.00        23,484,000.00        (5,358,000.00)
Spread Account                                                           11,400,000.00        11,400,000.00                 0.00

Servicing Base Amount                                                   320,466,666.67       260,933,333.33       (59,533,333.33)

Allocation Percentages
----------------------
Floating Allocation Pct                                                          7.52%
Principal Allocation Pct                                                         8.92%
Class A Floating Pct                                                            92.89%
Class B Floating Pct                                                             7.11%
Class A Principal Pct                                                           94.00%
Class B Principal Pct                                                            6.00%

                                                                            Series
Allocations                                                 Trust           1995-A                  Class A              Class B
-----------                                      --------------------------------------------------------------------------------
Principal Collections                              496,759,679.26        44,288,373.77        41,631,071.35         2,657,302.43

Finance Charge Collections                          75,081,563.28         5,645,156.27         5,243,524.60           401,631.67
PFA Investment Proceeds                                        NA           167,393.39           167,393.39                 0.00
Reserve Account Draw                                           NA           137,714.94           137,714.94                 0.00
                                                                          ------------         ------------           ----------
Available Funds                                                           5,950,264.60         5,548,632.93           401,631.67

Monthly Investor Obligations
----------------------------
Servicer Interchange                                                        333,819.44           310,069.44            23,750.00
Monthly Interest                                                          1,950,350.00         1,830,650.00           119,700.00
Monthly Servicing Fee                                                        66,763.89            62,013.89             4,750.00
Defaulted Amounts                                   30,671,928.40         2,306,129.78         2,142,057.30           164,072.47
                                                                          ------------         ------------           ----------
                                                                          4,657,063.11         4,344,790.64           312,272.47

Excess Spread                                                             1,457,273.97         1,203,842.29           253,431.67
Required Amount                                                                   0.00                 0.00                 0.00

Cash Collateral Account
-----------------------
Cash Collateral Fee                                                                                8,260.78
Risk-Free Fee                                                                                      2,660.00
Interest on CCA Draw                                                                                   0.00
Monthly Cash Collateral Fee                                                                       10,920.78


Cash Collateral Account (continued)
------------------------------------
Quarterly Excess Spread Percentage                                                                    6.23%
Principal Payment Rate Calculation                                                                   11.38%
Calculated Current Month's Spread Account Cap                                                         3.00%
Spread Account Cap Adjustment                                                                         0.00%
Applicable Spread Account Cap Percentage                                                              3.00%
Beginning Cash Collateral Amount                                                              32,642,000.00
Required Cash Collateral Amount                                                               27,284,000.00
Cash Collateral Account Draw                                                                           0.00
Cash Collateral Account Surplus                                                                5,358,000.00
Beginning Spread Account Balance                                                              11,400,000.00
Required Spread Account Amount                                                                11,400,000.00
Required Spread Account Draw                                                                           0.00
Required Spread Account Deposit                                                                        0.00
Spread Account Surplus                                                                                 0.00

Monthly Principal & Controlled Deposit Amount
---------------------------------------------
Month of Accumulation                                                                                     2
Controlled Accumulation Amount                                                                59,533,333.33
Required PFA Balance                                                                         119,066,666.67
Beginning PFA Balance                                                                         59,533,333.33
Controlled Deposit Amount                                                                     59,533,333.33
Available Investor Principal Collections                                                      46,594,503.55
Principal Shortfall                                                                           12,938,829.78
Shared Principal to Other Series                                                                       0.00
Shared Principal from Other Series                                                            12,938,829.78
Class A Monthly Principal                                                                     59,533,333.33
Class B Monthly Principal                                                                              0.00
Monthly Principal                                                                             59,533,333.33
PFA Deposit                                                                                   59,533,333.33
PFA Withdrawal                                                                                         0.00
Ending PFA Balance                                                                           119,066,666.67
Principal to Investors                                                                                 0.00
Ending Class A Invested Amount                                                               357,200,000.00
Ending Class B Invested Amount                                                                22,800,000.00

Class A Accumulation Period Length
----------------------------------
Min 12 Month Historical Prin Pmt Rate                                                                10.71%
Revolving Investor Interest                                                                  630,000,000.00
Class A Invested Amount                                                                      357,200,000.00
Available Principal                                                                           67,452,497.06
Class A Accumulation Period Length                                                                        6

Reserve Account
---------------
Available Reserve Account Amount                                                               1,900,000.00
Covered Amount                                                                                   305,108.33
Reserve Draw Amount                                                                              137,714.94
Portfolio Yield                                                                                      14.32%
Reserve Account Factor                                                                               50.00%
Portfolio Adjusted Yield                                                                              7.57%
Reserve Account Funding Period Length                                                                     3
Reserve Account Funding Date                                                                      15-Oct-99
Weighted Average Coupon                                                                               6.16%
Required Reserve Account Amount                                                                1,900,000.00
Reserve Account Surplus                                                                                0.00
Required Reserve Account Deposit                                                                 132,268.56
Portfolio Yield - 3 month average                                                                    15.25%
Base Rate - 3 month average                                                                           7.58%
(Portfolio Yield 3 mo avg) - (Base Rate 3 mo avg)                                                     7.67%

BANC ONE CREDIT CARD MASTER TRUST - SUMMARY REPORT
Series 1995-B

Distribution Date of:                                                        15-Feb-00
Determined as of:                                                             9-Feb-00
For the Monthly Period Ending:                                               31-Jan-00
Days in Interest Period (30/360)                                                    30
Days in Interest Period (Actual/360)                                                28

                                                                             Beginning               Ending               Change
                                                                             ---------               ------               ------
Pool Balance (Principal)                                              4,262,262,576.82     4,134,989,349.14      (127,273,227.68)
Excess Funding Account                                                            0.00                 0.00                 0.00

Invested Amount                                                         380,000,000.00       380,000,000.00                 0.00
Class A Invested Amount                                                 357,200,000.00       357,200,000.00                 0.00
Class B Invested Amount                                                  22,800,000.00        22,800,000.00                 0.00

Principal Funding Account                                                         0.00                 0.00                 0.00

Adjusted Invested Amount                                                380,000,000.00       380,000,000.00                 0.00
Class A Adjusted Invested Amount                                        357,200,000.00       357,200,000.00                 0.00
Class B Adjusted Invested Amount                                         22,800,000.00        22,800,000.00                 0.00
Enhancement Invested Amount                                                       0.00                 0.00                 0.00

Reserve Account                                                           1,900,000.00         1,900,000.00                 0.00

Available Cash Collateral Amount                                         38,000,000.00        38,000,000.00                 0.00
Available Shared Collateral Amount                                       34,200,000.00        34,200,000.00                 0.00
Spread Account                                                           20,900,000.00        20,900,000.00                 0.00

Servicing Base Amount                                                   380,000,000.00       380,000,000.00                 0.00

Allocation Percentages
----------------------
Floating Allocation Pct                                                          8.92%
Principal Allocation Pct                                                         8.92%
Class A Floating Pct                                                            94.00%
Class B Floating Pct                                                             6.00%
Class A Principal Pct                                                           94.00%
Class B Principal Pct                                                            6.00%

                                                                            Series
Allocations                                                 Trust           1995-B                  Class A              Class B
-----------                                      --------------------------------------------------------------------------------
Principal Collections                              496,759,679.26        44,288,373.77        41,631,071.35         2,657,302.43

Finance Charge Collections                          75,081,563.28         6,693,861.19         6,292,229.52           401,631.67
PFA Investment Proceeds                                        NA                 0.00                 0.00                 0.00
Reserve Account Draw                                           NA                 0.00                 0.00                 0.00
                                                                          ------------         ------------           ----------
Available Funds                                                           6,693,861.19         6,292,229.52           401,631.67

Monthly Investor Obligations
----------------------------
Servicer Interchange                                                        395,833.33           372,083.33            23,750.00
Monthly Interest                                                          1,997,850.00         1,875,300.00           122,550.00
Monthly Servicing Fee                                                        79,166.67            74,416.67             4,750.00
Defaulted Amounts                                   30,671,928.40         2,734,541.24         2,570,468.77           164,072.47
                                                                          ------------         ------------           ----------
                                                                          5,207,391.24         4,892,268.77           315,122.47

Excess Spread                                                             1,650,542.42         1,399,960.75           250,581.67
Required Amount                                                                   0.00                 0.00                 0.00

Cash Collateral Account
-----------------------
Cash Collateral Fee                                                                                9,177,00
Risk-Free Fee                                                                                      5,201.78
Interest on CCA Draw or Difference between Loan Interest and Deposit Interest                    (17,820.40)
                                                                                                  ---------
Monthly Cash Collateral Fee                                                                       (3,441.63)


Cash Collateral Account (continued)
------------------------------------
Quarterly Excess Spread Percentage                                                                    6.22%
Principal Payment Rate Calculation                                                                   11.38%
Calculated Current Month's Spread Account Cap                                                         5.50%
Spread Account Cap Adjustment                                                                         0.00%
Applicable Spread Account Cap Percentage                                                              5.50%
Beginning Cash Collateral Amount                                                              38,000,000.00
Required Cash Collateral Amount                                                               38,000,000.00
Cash Collateral Account Draw                                                                           0.00
Cash Collateral Account Surplus                                                                        0.00
Beginning Spread Account Balance                                                              20,900,000.00
Required Spread Account Amount                                                                20,900,000.00
Required Spread Account Draw                                                                           0.00
Required Spread Account Deposit                                                                        0.00
Spread Account Surplus                                                                                 0.00

Monthly Principal & Controlled Deposit Amount
---------------------------------------------
Month of Accumulation                                                                                     0
Controlled Accumulation Amount                                                                59,533,333.33
Required PFA Balance                                                                                   0.00
Beginning PFA Balance                                                                                  0.00
Controlled Deposit Amount                                                                              0.00
Available Investor Principal Collections                                                      47,022,915.01
Principal Shortfall                                                                                    0.00
Shared Principal to Other Series                                                              47,022,915.01
Shared Principal from Other Series                                                                     0.00
Class A Monthly Principal                                                                              0.00
Class B Monthly Principal                                                                              0.00
Monthly Principal                                                                                      0.00
PFA Deposit                                                                                            0.00
PFA Withdrawal                                                                                         0.00
Ending PFA Balance                                                                                     0.00
Principal to Investors                                                                                 0.00
Ending Class A Invested Amount                                                               357,200,000.00
Ending Class B Invested Amount                                                                22,800,000.00

Class A Accumulation Period Length
----------------------------------
Min 12 Month Historical Prin Pmt Rate                                                                10.71%
Revolving Investor Interest                                                                  630,000,000.00
Class A Invested Amount                                                                      357,200,000.00
Available Principal                                                                           67,452,497.06
Class A Accumulation Period Length                                                                        6

Reserve Account
---------------
Available Reserve Account Amount                                                               1,900,000.00
Covered Amount                                                                                         0.00
Reserve Draw Amount                                                                                    0.00
Portfolio Yield                                                                                      15.21%
Reserve Account Factor                                                                               50.00%
Portfolio Adjusted Yield                                                                              7.64%
Reserve Account Funding Period Length                                                                     3
Reserve Account Funding Date                                                                      15-Jan-00
Weighted Average Coupon                                                                               6.31%
Required Reserve Account Amount                                                                1,900,000.00
Reserve Account Surplus                                                                            5,446.38
Required Reserve Account Deposit                                                                       0.00
Portfolio Yield - 3 month average                                                                    15.55%
Base Rate - 3 month average                                                                           7.81%
(Portfolio Yield 3 mo avg) - (Base Rate 3 mo avg)                                                     7.74%

BANC ONE CREDIT CARD MASTER TRUST - SUMMARY REPORT
Series 1996-A

Distribution Date of:                                                        15-Feb-00
Determined as of:                                                             9-Feb-00
For the Monthly Period Ending:                                               31-Jan-00
Days in Interest Period (30/360)                                                    30
Days in Interest Period (Actual/360)                                                28

                                                                             Beginning               Ending               Change
                                                                             ---------               ------               ------
Pool Balance (Principal)                                              4,262,262,576.82     4,134,989,349.14      (127,273,227.68)
Excess Funding Account                                                            0.00                 0.00                 0.00

Invested Amount                                                         500,000,000.00       500,000,000.00                 0.00
Class A Invested Amount                                                 465,000,000.00       465,000,000.00                 0.00
Class B Invested Amount                                                  35,000,000.00        35,000,000.00                 0.00

Principal Funding Account                                                         0.00                 0.00                 0.00

Adjusted Invested Amount                                                500,000,000.00       500,000,000.00                 0.00
Class A Adjusted Invested Amount                                        465,000,000.00       465,000,000.00                 0.00
Class B Adjusted Invested Amount                                         35,000,000.00        35,000,000.00                 0.00
Enhancement Invested Amount                                                       0.00                 0.00                 0.00

Reserve Account                                                                   0.00                 0.00                 0.00

Available Cash Collateral Amount                                         50,000,000.00        50,000,000.00                 0.00
Available Shared Collateral Amount                                       50,000,000.00        50,000,000.00                 0.00
Spread Account                                                            5,000,000.00         5,000,000.00                 0.00

Servicing Base Amount                                                   500,000,000.00       500,000,000.00                 0.00

Allocation Percentages
----------------------
Floating Allocation Pct                                                         11.73%
Principal Allocation Pct                                                        11.73%
Class A Floating Pct                                                            93.00%
Class B Floating Pct                                                             7.00%
Class A Principal Pct                                                           93.00%
Class B Principal Pct                                                            7.00%

                                                                            Series
Allocations                                                 Trust           1996-A                  Class A              Class B
-----------                                     ---------------------------------------------------------------------------------
Principal Collections                              496,759,679.26        58,274,176.02        54,194,983.70         4,079,192.32

Finance Charge Collections                          75,081,563.28         8,807,712.09         8,191,172.25           616,539.85
PFA Investment Proceeds                                        NA                 0.00                 0.00                 0.00
Reserve Account Draw                                           NA                 0.00                 0.00                 0.00
                                                                         -------------        -------------          -----------
Available Funds                                                           8,807,712.09         8,191,172.25           616,539.85

Monthly Investor Obligations
----------------------------
Servicer Interchange                                                        520,833.33           484,375.00            36,458.33
Monthly Interest                                                          2,341,597.22         2,174,520.83           167,076.39
Monthly Servicing Fee                                                       104,166.67            96,875.00             7,291.67
Defaulted Amounts                                   30,671,928.40         3,598,080.58         3,346,214.94           251,865.64
                                                                         -------------        -------------          -----------
                                                                          6,564,677.80         6,101,985.77           462,692.03

Excess Spread                                                             2,494,899.93         2,089,186.47           405,713.46
Required Amount                                                                   0.00                 0.00                 0.00

1 Month Libor Rate                                      5.792500%
------------------

Cash Collateral Account
-----------------------
Cash Collateral Fee                                                                               24,305.56
Interest on CCA Draw                                                                                   0.00
Total                                                                                             24,305.56


Cash Collateral Account (continued)
------------------------------------
Quarterly Excess Spread Percentage                                                                    6.32%
Principal Payment Rate Calculation                                                                   11.38%
Calculated Current Month's Spread Account Cap                                                         1.00%
Spread Account Cap Adjustment                                                                         0.00%
Applicable Spread Account Cap Percentage                                                              1.00%
Beginning Cash Collateral Amount                                                              50,000,000.00
Required Cash Collateral Amount                                                               50,000,000.00
Cash Collateral Account Draw                                                                           0.00
Cash Collateral Account Surplus                                                                        0.00
Beginning Spread Account Balance                                                               5,000,000.00
Required Spread Account Amount                                                                 5,000,000.00
Required Spread Account Draw                                                                           0.00
Required Spread Account Deposit                                                                        0.00
Spread Account Surplus                                                                                 0.00

Monthly Principal & Controlled Deposit Amount
---------------------------------------------
Month of Accumulation                                                                                     0
Controlled Accumulation Amount                                                                51,666,666.67
Required PFA Balance                                                                                   0.00
Beginning PFA Balance                                                                                  0.00
Controlled Deposit Amount                                                                              0.00
Available Investor Principal Collections                                                      61,872,256.60
Principal Shortfall                                                                                    0.00
Shared Principal to Other Series                                                              61,872,256.60
Shared Principal from Other Series                                                                     0.00
Class A Monthly Principal                                                                              0.00
Class B Monthly Principal                                                                              0.00
Monthly Principal                                                                                      0.00
PFA Deposit                                                                                            0.00
PFA Withdrawal                                                                                         0.00
Ending PFA Balance                                                                                     0.00
Principal to Investors                                                                                 0.00
Ending Class A Invested Amount                                                               465,000,000.00
Ending Class B Invested Amount                                                                35,000,000.00

Class A Accumulation Period Length
----------------------------------
Min 12 Month Historical Prin Pmt Rate                                                                10.71%
Revolving Investor Interest                                                                  500,000,000.00
Class A Invested Amount                                                                      465,000,000.00
Available Principal                                                                           53,533,727.83
Class A Accumulation Period Length                                                                        9

Reserve Account
---------------
Available Reserve Account Amount                                                                       0.00
Covered Amount                                                                                         0.00
Reserve Draw Amount                                                                                    0.00
Portfolio Yield                                                                                      15.21%
Reserve Account Factor                                                                               75.00%
Portfolio Adjusted Yield                                                                              7.66%
Reserve Account Funding Period Length                                                                     3
Reserve Account Funding Date                                                                      15-May-02
Weighted Average Coupon                                                                               5.62%
Required Reserve Account Amount                                                                        0.00
Reserve Account Surplus                                                                                0.00
Required Reserve Account Deposit                                                                       0.00
Portfolio Yield - 3 month average                                                                    15.55%
Base Rate - 3 month average                                                                           7.79%
(Portfolio Yield 3 mo avg) - (Base Rate 3 mo avg)                                                     7.76%

BANC ONE CREDIT CARD MASTER TRUST - SUMMARY REPORT
Series 1997-1

Distribution Date of:                                                        15-Feb-00
Determined as of:                                                             9-Feb-00
For the Monthly Period Ending:                                               31-Jan-00
Days in Interest Period (30/360)                                                    30
Days in Interest Period (Actual/360)                                                28

                                                                             Beginning               Ending               Change
                                                                             ---------               ------               ------
Pool Balance (Principal)                                              4,262,262,576.82     4,134,989,349.14      (127,273,227.68)
Excess Funding Account                                                            0.00                 0.00                 0.00
Maximum Certificate Invested Amount                                   1,700,000,000.00     1,700,000,000.00                 0.00
Invested Amount                                                       1,700,000,000.00     1,530,000,000.00      (170,000,000.00)

Partial Amortization Amount                                                       0.00       170,000,000.00       170,000,000.00
Specified Payment Date                                                                              2/15/00
Partial Amortization Amount Principal                                             0.00                 0.00                 0.00
   All prior Partial Amortization Amount reductions
   related to above Specified Payment Date
Partial Amortization Amount - Total                                               0.00       170,000,000.00       170,000,000.00

Commitment                                                              165,750,000.00       149,175,000.00       (16,575,000.00)
Available Cash Collateral Amount                                        216,750,000.00       195,075,000.00       (21,675,000.00)
Seller Reserve Portion                                                   51,000,000.00        45,900,000.00        (5,100,000.00)
Unused Commitment                                                                 0.00        16,575,000.00        16,575,000.00

Servicing Base Amount                                                 1,700,000,000.00     1,530,000,000.00      (170,000,000.00)

Allocation Percentages
----------------------
Floating Allocation Pct                                                         39.88%
Principal Allocation Pct                                                        39.88%

Allocations                                                              Master Trust        Series 1997-1
-----------                                                           -----------------    ------------------
Principal Collections                                                   496,759,679.26       198,132,198.46

Finance Charge Collections                                               75,081,563.28        29,946,221.12
Interest Earned on CCA-Seller Account                                               NA           146,192.43
                                                                                             --------------
Total Available Fund                                                                          30,092,413.55

Monthly Investor Obligations
----------------------------
Servicer Interchange                                                                           1,770,833.33
Monthly Interest                                                                               8,255,909.29
Monthly Servicing Fee                                                                            354,166.67
Defaulted Receivables                                                    30,671,928.40        12,233,473.97
                                                                                             --------------
                                                                                              22,614,383.26

Excess Spread                                                                                  7,478,030.29
Required Amount                                                                                        0.00

Prepayable Increase Amount Interest - Total                                                            0.00
Prepayable Increase Amount Interest - Paid                                                             0.00
Prepayable Increase Amount Interest - Unpaid                                                           0.00

Eurodollar Rate                                                                                   0.000000%

CP Rate                                                                                           6.242350%


Cash Collateral Account
-----------------------
Monthly Cash Collateral Fee                                                                       64,458.33
Risk Rate Base Portion Fee                                                                             0.00
Commitment Fee                                                                                         0.00
                                                                                               ------------
TOTAL FEES                                                                                        64,458.33

Risk Rate Base Portion                                                                                 0.00
Risk Rate                                                                                             0.00%
Quarterly Excess Spread Percentage                                                                    5.75%
Applicable Excess Spread Percentage                                                                   5.35%
Lender Percentage                                                                                     9.75%
Beginning Cash Collateral Amount                                                             216,750,000.00
Required Cash Collateral Amount                                                              195,075,000.00
Draw Amount                                                                                            0.00
Cash Collateral Account Surplus                                                               21,675,000.00
Beginning Seller Reserve Portion - Balance                                                    51,000,000.00
Required Seller Reserve Portion                                                               45,900,000.00
Amount Deposited to the CCA                                                                            0.00
Ending Cash Collateral Amount - Lender Sub-Account                                           149,175,000.00
Ending Cash Collateral Amount - Seller Sub-Account                                            45,900,000.00
Available Cash Collateral Amount - Ending Balance                                            195,075,000.00

Monthly Principal & Controlled Deposit Amount
---------------------------------------------
Month of Amortization                                                                                   n/a
Controlled Distribution Amount/Partial Amortization Amount                                   170,000,000.00
Available Investor Principal Collections                                                     210,365,672.42
Principal Shortfall                                                                                    0.00
Shared Principal to Other Series                                                              40,365,672.42
Shared Principal from Other Series                                                                     0.00
Monthly Principal                                                                            170,000,000.00
Ending Invested Amount                                                                     1,530,000,000.00

Amortization Period Length
--------------------------
Min 12 Month Historical Prin Pmt Rate                                                                10.71%
Revolving Investor Interest                                                                1,700,000,000.00
Invested Amount                                                                            1,700,000,000.00
Available Principal                                                                          182,014,674.62
Class A Accumulation Period Length                                                                       10

Payout Events
-------------
Portfolio Yield - for the month                                                                      15.32%
Portfolio Yield - 3 month average                                                                    15.70%
Base Rate - 3 month average                                                                           7.91%
(Portfolio Yield 3 mo avg) - (Base Rate 3 mo avg)                                                     7.79%
Required CCA - Available Cash Collateral Amount                                                        0.00
Required CCA - Available Cash Collateral Amount (as % of Invested Amount)                             0.00%

BANC ONE CREDIT CARD MASTER TRUST - SUMMARY REPORT
Series 1997-2

Distribution Date of:                                                        15-Feb-00
Determined as of:                                                             9-Feb-00
For the Monthly Period Ending:                                               31-Jan-00
Days in Interest Period (30/360)                                                    30
Days in Interest Period (Actual/360)                                                28

                                                                             Beginning               Ending               Change
                                                                             ---------               ------               ------
Pool Balance (Principal)                                              4,262,262,576.82     4,134,989,349.14      (127,273,227.68)
Excess Funding Account                                                            0.00                 0.00                 0.00
Maximum Certificate Invested Amount                                     900,000,000.00       900,000,000.00                 0.00
Invested Amount                                                         900,000,000.00       900,000,000.00                 0.00

Partial Amortization Amount                                                       0.00                 0.00                 0.00
Specified Payment Date
Partial Amortization Amount Principal                                             0.00                 0.00                 0.00
   All prior Partial Amortization Amount reductions
   related to above Specified Payment Date
Partial Amortization Amount - Total                                               0.00                 0.00                 0.00

Commitment                                                               87,750,000.00        87,750,000.00                 0.00
Available Cash Collateral Amount                                        114,750,000.00       114,750,000.00                 0.00
Seller Reserve Portion                                                   27,000,000.00        27,000,000.00                 0.00
Unused Commitment                                                                 0.00                 0.00                 0.00

Servicing Base Amount                                                   900,000,000.00       900,000,000.00                 0.00

Allocation Percentages
----------------------
Floating Allocation Pct                                                         21.12%
Principal Allocation Pct                                                        21.12%

Allocations                                                              Master Trust        Series 1997-2
-----------                                                           -----------------    -----------------
Principal Collections                                                   496,759,679.26       104,893,516.83

Finance Charge Collections                                               75,081,563.28        15,853,881.77
Interest Earned on CCA - Seller Account                                             NA            77,395.99
                                                                                             --------------
Total Available Fund                                                                          15,931,277.76

Monthly Investor Obligations
----------------------------
Servicer Interchange                                                                             937,500.00
Monthly Interest                                                                               4,355,526.00
Monthly Servicing Fee                                                                            187,500.00
Defaulted Receivables                                                    30,671,928.40         6,476,545.04
                                                                                             --------------
                                                                                              11,957,071.94

Excess Spread                                                                                  3,974,206.71
Required Amount                                                                                        0.00

Prepayable Increase Amount Interest - Total                                                            0.00
Prepayable Increase Amount Interest - Paid                                                             0.00
Prepayable Increase Amount Interest - Unpaid                                                           0.00

Eurodollar Rate                                                                                   0.000000%

CP Rate                                                                                           6.222180%


Cash Collateral Account
-----------------------
Monthly Cash Collateral Fee                                                                       34,125.50
Risk Rate Base Portion Fee                                                                             0.00
Commitment Fee                                                                                         0.00
                                                                                             --------------
TOTAL FEES                                                                                        34,125.00

Risk Rate Base Portion                                                                                 0.00
Risk Rate                                                                                             0.00%
Quarterly Excess Spread Percentage                                                                    5.75%
Applicable Excess Spread Percentage                                                                   5.33%
Lender Percentage                                                                                     9.75%
Beginning Cash Collateral Amount                                                             114,750,000.00
Required Cash Collateral Amount                                                              114,750,000.00
Draw Amount                                                                                            0.00
Cash Collateral Account Surplus                                                                        0.00
Beginning Seller Reserve Portion-Balance                                                      27,000,000.00
Required Seller Reserve Portion                                                               27,000,000.00
Amount Deposited to the CCA (per 4.07(g) of Supplement)                                                0.00
Ending Cash Collateral Amount - Lender Sub-Account                                            87,750,000.00
Ending Cash Collateral Amount - Seller Sub-Account                                            27,000,000.00
Available Cash Collateral Amount - Ending Balance                                            114,750,000.00

Monthly Principal & Controlled Deposit Amount
---------------------------------------------
Month of Amortization                                                                                   n/a
Controlled Distribution Amount / Partial Amortization Amount                                           0.00
Available Investor Principal Collections                                                     111,370,061.87
Principal Shortfall                                                                                    0.00
Shared Principal to Other Series                                                             111,370,061.87
Shared Principal from Other Series                                                                     0.00
Monthly Principal                                                                                      0.00
Ending Invested Amount                                                                       900,000,000.00

Amortization Period Length
--------------------------
Min 12 Month Historical Prin Pmt Rate                                                                10.71%
Revolving Investor Interest                                                                  900,000,000.00
Invested Amount                                                                              900,000,000.00
Available Principal                                                                           96,360,710.09
Class A Accumulation Period Length                                                                       10

Payout Events
-------------
Portfolio Yield - for the month                                                                      15.32%
Portfolio Yield - 3 month average                                                                    15.70%
Base Rate - 3 month average                                                                           7.91%
(Portfolio Yield 3 mo avg) - (Base Rate 3 mo avg)                                                     7.79%
Required CCA - Available Cash Collateral Amount                                                        0.00
Required CCA - Available Cash Collateral Amount (as % of Invested Amount)                             0.00%